UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2016

Recro Pharma, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-36329	26-1523233
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

490 Lapp Road, Malvern, Pennsylvania		19355
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (484) 395-2470

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 8.01	Other Events.

On July 26, 2016, Recro Pharma, Inc. (the “Company”) issued a press release announcing positive top-line results from its pivotal phase III clinical trial of IV meloxicam (the “Phase III Results”). A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 26, 2016, the Company posted to its website slides reflecting the Phase III Results (the “Phase III Results Slides”), which will be incorporated into the Company’s investor presentation that was previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K, dated July 14, 2016. A copy of the Phase III Results Slides are attached as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference. Representatives of the Company will use the investor presentation, including the Phase III Results Slides, in various meetings with investors from time to time.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document

99.1	Press release of Recro Pharma, Inc., dated July 26, 2016.

99.2	Phase III Results Slides.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2016

Recro Pharma, Inc.

By:	/s/ Gerri A. Henwood
Name: Gerri A. Henwood
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press release of Recro Pharma, Inc., dated July 26, 2016.

99.2	Phase III Results Slides.